Exhibit 4.5.1



                               SERIES SUPPLEMENT

                 CORPORATE BACKED CALLABLE TRUST CERTIFICATES

               J.C. PENNEY DEBENTURE-BACKED SERIES 2007-1 TRUST

                                    between

                              SELECT ASSET INC.,

                                 as Depositor,

                                      and

                        U.S. BANK NATIONAL ASSOCIATION,

                                  as Trustee,

                 CORPORATE BACKED CALLABLE TRUST CERTIFICATES

                         Dated as of January 31, 2007


                                                  Table of Contents

                                                                                                               Page

Section 1.  Incorporation of Standard Terms.......................................................................1

Section 2.  Definitions...........................................................................................1

Section 3.  Designation of Trust and Certificates.................................................................4

Section 4.  Trust Certificates....................................................................................4

Section 5.  Distributions.........................................................................................5

Section 6.  Miscellaneous.........................................................................................6

Section 7.  Governing Law.........................................................................................7

Section 8.  Counterparts..........................................................................................7

Section 9.  Amendments............................................................................................7


SCHEDULE I     J.C. PENNEY DEBENTURE-BACKED SERIES 2007-1 UNDERLYING SECURITIES SCHEDULE
EXHIBIT A-1    FORM OF TRUST CERTIFICATE CLASS A-1
EXHIBIT A-2    FORM OF TRUST CERTIFICATE CLASS A-2
EXHIBIT B      FORM OF WARRANT AGENT AGREEMENT
EXHIBIT C      FORM OF INVESTMENT LETTER

                               SERIES SUPPLEMENT

                 CORPORATE BACKED CALLABLE TRUST CERTIFICATES

                  J.C. PENNEY DEBENTURE-BACKED SERIES 2007-1

            SERIES SUPPLEMENT, J.C. Penney Debenture-Backed Series 2007-1 Trust, dated as of January 31, 2007 (the "Series Supplement"), by and between Select Asset Inc., as Depositor (the "Depositor"), and U.S. Bank National Association, as Trustee (the "Trustee").

                             W I T N E S S E T H:

            WHEREAS, the Depositor desires to create the Trust designated herein (the "Trust") by executing and delivering this Series Supplement, which shall incorporate the terms of the Standard Terms for Trust Agreements, dated as of the date hereof (the "Standard Terms" and, together with this Series Supplement, the "Trust Agreement" in respect of the Trust), by and between the Depositor and the Trustee, as modified by this Series Supplement;

            WHEREAS, the Depositor desires to deposit into the Trust the Underlying Securities described on Schedule I attached hereto, the general terms of which are described in the Prospectus Supplement under the heading "Description of the Deposited Assets--Underlying Securities;"

            WHEREAS, in connection with the creation of the Trust and the deposit therein of the Underlying Securities, it is desired to provide for the issuance of trust certificates evidencing undivided interests in the Trust; and

            WHEREAS, the Trustee has joined in the execution of the Standard Terms and this Series Supplement to evidence the acceptance by the Trustee of the Trust.

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor and the Trustee as follows:

            Section 1. Incorporation of Standard Terms. Except as otherwise provided herein, all of the provisions of the Standard Terms are hereby incorporated herein by reference in their entirety, and this Series Supplement and the Standard Terms shall form a single agreement between the parties. In the event of any inconsistency between the provisions of this Series Supplement and the provisions of the Standard Terms, the provisions of this Series Supplement will control with respect to the J.C. Penney Debenture-Backed Series 2007-1 Certificates and the transactions described herein.

            Section 2. Definitions.

            (a) Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes under this Series Supplement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Standard Terms. Terms defined in the Standard Terms but not used herein shall not, unless otherwise indicated, apply to this Series Supplement.

            "Allocation Discount Rate" shall mean (x) in the case of the P&I Class and the calculation of the P&I Class Allocation with respect thereto, 7.00% per annum, and (y) in the case of the IO Strip Class and the calculation of the IO Strip Class Allocation with respect thereto, 7.00% per annum.

            "Call Date" shall have the meaning set forth in the Warrant Agent Agreement.

            "Call Price" shall mean the purchase price of an Underlying Security to be paid by the holder of a Call Warrant to the Trust in connection with its exercise of a Call Warrant as specified in the Warrant Agent Agreement pursuant to which the applicable Call Warrant was issued.

            "Certificate Principal Balance" shall have the meaning specified in Section 3 hereof.

            "Certificates" shall have the meaning specified in Section 3 hereof.

            "Class A-1 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-1, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates. The Class A-1 Certificates shall be a P&I Class for purposes of the Trust Agreement.

            "Class A-2 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-2, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates. The Class A-2 Certificates shall be an IO Strip Class for purposes of the Trust Agreement.

            "Class A-2 Rate" shall have the meaning set forth in Section 3 hereof.

            "Closing Date" shall mean January 31, 2007.

            "Collection Period" shall mean, (i) with respect to each March Distribution Date, the period beginning on the day after the September Distribution Date of the prior year (or in the case of the first Collection Period, the Closing Date) and ending on such March Distribution Date, inclusive, and (ii) with respect to each September Distribution Date, the period beginning on the day after the March Distribution Date of such year and ending on such September Distribution Date, inclusive; provided, however, that clauses (i) and (ii) shall be subject to Section 4.01(j) of the Standard Terms.

            "Depository" shall mean The Depository Trust Company, its nominees and their respective successors.

            "Distribution Date" shall mean March 1 and September 1 of each year (or if such date is not a Business Day, the next succeeding Business
Day), commencing on the Initial Distribution Date, and ending on the earlier of the Final Scheduled Distribution Date and any date on which all Underlying Securities are redeemed, prepaid or liquidated in whole for any reason other than at their maturity.

            "Final Scheduled Distribution Date" shall mean the Distribution Date in March 2097.

            "Initial Distribution Date" shall mean the Distribution Date in March 2007.

            "Maturity Date" shall have the meaning specified in Schedule I hereto.

            "Prepaid Ordinary Expenses" shall be zero for this Series.

            "Prospectus Supplement" shall mean the final Prospectus Supplement, dated January 30, 2007, relating to the offering of the Class A-1 Certificates.

            "Rating Agencies" shall mean Moody's and S&P.

            "Securities Intermediary" shall mean initially, U.S. Bank National Association.

            "Series" shall mean Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1.

            "Trust Property" shall mean the Underlying Securities described on
Schedule I hereto, the Certificate Account and any additional Underlying Securities sold to the Trust pursuant to Section 2.01(g) of the Standard Terms.

            "Underlying Securities" shall mean $55,000,000 aggregate principal amount of 7 5/8% Debentures due 2097 issued by the Underlying Securities Issuer, as set forth in Schedule I attached hereto.

            "Underlying Securities Guarantor" shall mean J.C. Penney Company,
Inc.

            "Underlying Securities Events of Default" shall mean, any event of default on the Underlying Securities under the Underlying Securities Issuance Agreement.

            "Underlying Securities Issuance Agreement" shall mean the Indenture, dated as of April 1, 1994, between the Underlying Securities Issuer and U. S. Bank National Association, as successor to First Trust of California, National Association, successor trustee to Bank of America National Trust and Savings Association and predecessor trustee to U.S. Bank, as supplemented and pursuant to which the Underlying Securities were issued.

            "Underlying Securities Issuer" shall mean J.C. Penney Corporation, Inc.

            "Underlying Securities Trustee" shall mean U. S. Bank National Association, as successor to First Trust of California, National Association.

            "Underwriter" shall mean Lehman Brothers Inc. acting for itself and as representative of RBC Dain Rauscher Inc.

            "Warrant Agent Agreement" shall mean that certain Warrant Agent Agreement, dated as of the date hereof, between the Depositor and U.S. Bank National Association, as Warrant Agent and as Trustee, as the same may be amended from time to time.

            Section 3. Designation of Trust and Certificates. The Trust created hereby shall be known as the "Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1 Trust." The Certificates evidencing certain undivided ownership interests therein shall be known as "Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1." The Certificates shall consist of the Class A-1 Certificates and the Class A-2 Certificates (together, the
"Certificates").

            (a) The Class A-1 Certificates shall be held through the Depository in book-entry form and shall be substantially in the form attached hereto as Exhibit A-1. The Class A-2 Certificates shall initially be held through the Depository in book-entry form and, as set forth in Section 5.04(l) of the Standard Terms, shall be held subsequent to the Closing Date in physical form or through the Depository in book-entry form and shall be substantially in the form attached hereto as Exhibit A-2. The Class A-1 Certificates shall be issued in denominations of $25. The Class A-2 Certificates shall be issued in minimum notional denominations of $100,000 and in integral multiples of $1 in excess thereof; provided, however, that on any Call Date on which a Warrant Holder shall purchase Underlying Securities in connection with the exercise of a Call Warrant in accordance with the provisions of Section 4.08 of the Standard Terms, Certificates may be issued in other denominations. Except as provided in the Standard Terms, the Trust shall not issue additional Certificates or incur any indebtedness.

            (b) The Class A-1 Certificates shall consist initially of 2,200,000 Certificates having an initial aggregate certificate principal balance (the "Certificate Principal Balance") of $55,000,000. The Class A-2 Certificates, which are an IO Strip Class of Certificates, shall have an initial aggregate Notional Amount of $55,000,000.

            (c) The holders of the Class A-1 Certificates will be entitled to receive on each Distribution Date the interest, if any, received on the Underlying Securities, to the extent necessary to pay interest at a rate of 7.00% per annum (the "Class A-1 Rate") on the outstanding Certificate Principal Balance of the Class A-1 Certificates. The holders of the Class A-2 Certificates will be entitled to receive on each Distribution Date the interest, if any, received on the Underlying Securities, to the extent necessary to pay interest at a rate of 0.625% per annum (the "Class A-2 Rate") on the outstanding Notional Amount thereof.

            Section 4. Trust Certificates. The Trustee hereby acknowledges receipt, on or prior to the Closing Date, of:

            (a) the Underlying Securities set forth on Schedule I hereto and the related Warrant Agent Agreement; and

            (b) all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Standard Terms.

            Section 5. Distributions.

            (a) Except as otherwise provided in Section 5(b) hereof, and in Sections 4.01(c), 4.01(d), 4.01(g), 4.01(h) and 4.01(i) of the Standard Terms, on each applicable Distribution Date, the Trustee shall apply Available Funds in the Certificate Account as follows:

            (i) The Trustee will pay the interest portion of Available Funds:

                  (1) first, to the Trustee, as reimbursement for any
            Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 7.06(b) of the Standard Terms and approved by 100% of the Certificateholders; and

                  (2) second, to the holders of the Class A-1 Certificates and the Class A-2 Certificates, accrued and unpaid interest on each such Class (as determined in accordance with Section 3(c)) pro rata in proportion to their entitlements thereto.

            (ii) the Trustee will pay the principal portion of Available
      Funds:

                  (1) first, to the Trustee, as reimbursement for any
            remaining Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 7.06(b) of the Standard Terms and approved by 100% of the Certificateholders; and

                  (2) second, to the holders of the Class A-1 Certificates, an amount equal to the Certificate Principal Balance of the Class A-1 Certificates (the Class A-2 Certificates are not entitled to distributions of principal).

            (iii) any Available Funds remaining in the Certificate Account after the payments set forth in clauses 5(a)(i) and 5(a)(ii) above shall be paid to the Trustee as reasonable compensation for services rendered to the Depositor, up to $1,000.

            (iv) the Trustee will pay any Available Funds remaining in the Certificate Account after the distributions in clauses 5(a)(i) through 5(a)(iii) above to the holders of the Class A-1 Certificates and Class A-2 Certificates pro rata in accordance with the ratio of the P&I Class Allocation to the IO Strip Class Allocation.

Any funds received in respect of the Underlying Securities from the Underlying Securities Guarantor shall be included in Available Funds on the related Distribution Date or Special Distribution Date. Any portion of the Available Funds (i) that does not constitute principal of, or interest on, the Underlying Securities, (ii) that is not received in connection with (A) an exercise of a Call Warrant related to the Underlying Securities or (B) a tender offer, redemption, prepayment or liquidation of the Underlying Securities and (iii) for which allocation by the Trustee is not otherwise contemplated by this Series Supplement, shall be remitted by the Trustee to the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates in accordance with the ratio of the P&I Class Allocation to the IO Strip Class Allocation.

            (b) Notwithstanding the foregoing, if the Underlying Securities:

                  (i) are purchased from the Trust in connection with an
            exercise of a Call Warrant relating to the Underlying Securities, the Trustee shall apply the Call Price to the payment of the redemption price of the Class A-1 and/or Class A-2 Certificates in accordance with the provisions of Section 6 hereof;

                  (ii) are redeemed, prepaid or liquidated, in whole or in
            part, due to the occurrence of an Underlying Securities Event of Default or an SEC Reporting Failure, Available Funds will be allocated to the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates in accordance with the ratio of the P&I Class Allocation to the IO Strip Class Allocation; and

                  (iii) are redeemed, prepaid or liquidated in whole or in
            part for any reason other than due to (A) an exercise of a Call Warrant related to the Underlying Securities or (B) the occurrence of an Event of Default, an SEC Reporting Failure, or the Final Scheduled Distribution Date, the Trustee shall apply Available Funds in the manner described in Section 4.01(g) of the Standard Terms in the following order of priority:

                  (1) first, to the Trustee, as reimbursement for any Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 7.06(b) of the Standard Terms and approved by 100% of the Certificateholders;

                  (2) second, to the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates, an amount equal to any accrued and unpaid interest thereon pro rata in proportion to their entitlements thereto;

                  (3) third, to the holders of the Class A-1 Certificates, pro rata in proportion to their outstanding Certificate Principal Balances;

                  (4) fourth, to the Class A-2 Certificates, pro rata, an amount equal to the IO Strip Class Allocation;

                  (4) fifth, to the Trustee, as reasonable compensation for services rendered to the Depositor, any remainder up to $1,000; and

                  (5) sixth, to the holders of the Class A-1 Certificates and the Class A-2 Certificates pro rata in proportion to the ratio of the P&I Class Allocation to the IO Strip Class Allocation.

For the avoidance of doubt, with respect to any Optional Exchange of Certificates for Underlying Securities on a Call Date pursuant to Section 4.06(b)(ix) of the Standard Terms, if the Trustee has identified any partial demands from two or more Certificateholders that, in the aggregate, represent an even multiple of the minimum denomination for the Underlying Securities, it shall liquidate its interest in the Underlying Securities and distribute liquidation proceeds to such Certificateholders.

            Section 6. Mandatory Redemption Upon Exercise of Call Warrants. On any Call Date on which a Call Warrant Holder purchases Underlying Securities from the Trust in connection with an exercise of a Call Warrant, a principal amount of Class A-1 Certificates and a Notional

Amount of Class A-2 Certificates equal, in each case, to the principal amount of the Underlying Securities so purchased shall be redeemed at a redemption price equal to (i) with respect to each Class A-1 Certificate being redeemed, its par value (i.e., an amount equal to $25 per Class A-1 Certificate) plus any accrued and unpaid interest to the Call Date, and (ii) with respect to each Class A-2 Certificate being redeemed, the present value of all amounts payable on such Notional Amount of Class A-2 Certificates for the period from the related Call Date to the Final Scheduled Distribution Date using a discount rate of 8.65% per annum (assuming no delinquencies, deferrals, redemptions or prepayments on such called Underlying Securities) plus accrued and unpaid interest to the date of redemption on the Notional Amount of such Class A-2 Certificates; provided that the exercising Call Warrant holder pays the Call Price to the Trustee on or prior to such Call Date. In the event that less than all of the Underlying Securities are purchased at any time, the Trustee or DTC will select the Class A-1 Certificates and Class A-2 Certificates to be redeemed by lot from first, the Class A-1 Certificates to be redeemed by lot from among all of the Class A-1 Certificates then outstanding and, second, if the aggregate principal amount of Underlying Securities purchased exceeds the aggregate principal balance of the Class A-1 Certificates outstanding as of the Call Date, the Class A-2 Certificates to be redeemed by lot from among all of the Class A-2 Certificates then outstanding.

            Section 7. Miscellaneous.

            (a) All directions, demands and notices hereunder shall be in writing and shall be delivered as set forth in the Standard Terms (unless written notice is otherwise provided to the Trustee).

            Section 8. Governing Law. THIS SERIES SUPPLEMENT AND THE TRANSACTIONS DESCRIBED HEREIN SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

            Section 9. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

            Section 10. Amendments. Notwithstanding anything in the Trust Agreement to the contrary, in addition to the other restrictions on modification and amendment contained therein, the Trustee shall not enter into any amendment or modification of the Trust Agreement which would adversely affect in any material respect the interests of the holders of any class of Certificates without the consent of the holders of 100% of such class of Certificates; provided, however, that no such amendment or modification will be permitted which would cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation for federal income tax purposes. Unless otherwise agreed, the Trustee shall provide five Business Days written notice to each Rating Agency before entering into any amendment or modification of the Trust Agreement pursuant to this Section 10.

            IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective authorized officers as of the date first written above.

                                    SELECT ASSET INC.,
                                    as Depositor



                                    By:    /s/ Charles M. Weaver
                                        ----------------------------------------
                                        Name:  Charles M. Weaver
                                        Title: Senior Vice President




                                    U.S. BANK NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as Trustee on behalf of the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1 Trust



                                    By:    /s/ David J. Kolibachuk
                                        ----------------------------------------
                                        Name:  David J. Kolibachuk
                                        Title: Vice President

                                                                    SCHEDULE I

               J.C. PENNEY DEBENTURE-BACKED SERIES 2007-1 TRUST

                        UNDERLYING SECURITIES SCHEDULE

Underlying Securities:                  7 5/8% Debentures due March 1, 2097

Issuer:                                 J.C. Penney Corporation, Inc.

Underlying Securities Guarantor:        J.C. Penney Company, Inc.

CUSIP Number:                           708160BL9

Principal Amount Deposited:             $55,000,000

Original Issue Date:                    February 20, 1997

Principal Amount of
Underlying Securities
Originally Issued:                      $500,000,000

Maturity Date:                          March 1, 2097

Interest Rate:                          7 5/8%

Interest Payment Dates:                 March 1 and September 1

                                  EXHIBIT A-1
                      FORM OF TRUST CERTIFICATE CLASS A-1

                             CLASS A-1 CERTIFICATE

NUMBER 1                                        2,200,000 $25 PAR CERTIFICATES
                                                                CUSIP NO. [__]

SEE REVERSE FOR CERTAIN DEFINITIONS

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

THE CERTIFICATEHOLDER, BY ITS ACCEPTANCE OF THIS CERTIFICATE, COVENANTS AND AGREES TO TENDER ANY AND ALL CERTIFICATES SELECTED FOR REDEMPTION TO THE TRUSTEE UPON THE WARRANT HOLDER'S EXERCISE OF CALL WARRANTS AND PAYMENT OF THE CALL PRICE FOR THE RELATED UNDERLYING SECURITIES IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF THE WARRANT AGENT AGREEMENT.


                                    A-1-1

                               SELECT ASSET INC.

                               2,200,000 $25 PAR

                 CORPORATE BACKED CALLABLE TRUST CERTIFICATES,

                  J.C. PENNEY DEBENTURE-BACKED SERIES 2007-1

7.00% INTEREST RATE

evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $55,000,000 aggregate principal amount of 7 5/8% Debentures due 2097, issued by J.C. Penney Corporation, Inc (the "Underlying Securities Issuer") and all payments received thereon (the "Trust Property"), deposited in trust by Select Asset Inc. (the "Depositor").

      THIS CERTIFIES THAT CEDE & CO. is the registered owner of 2,200,000 Class A-1 Certificates issued by the Corporate Backed Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1 Trust (the "Trust"), having an aggregate Certificate Principal Balance of $55,000,000, representing a nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the J.C. Penney Debenture-Backed Series 2007-1 Trust, formed by the Depositor.

      The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of November 9, 2006 (the "Standard Terms"), between the Depositor and U.S. Bank National Association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement in respect of the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1 Trust, dated as of January 31, 2007 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

      This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1, Class A-1" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement, and (ii) all payments on or collections in respect of the Underlying Securities accrued on or after January 31, 2007, together with any and all income, proceeds and payments with respect thereto; provided, however, that any income from the investment of Trust funds in certain permitted investments ("Eligible Investments") does not constitute Trust Property.


                                    A-1-2

      Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day.

      Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, until the date which is one year and one day after the termination of the Trust, institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

      Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                    A-1-3

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

                                    CORPORATE BACKED CALLABLE TRUST
                                    CERTIFICATES, J.C. PENNEY
                                    DEBENTURE-BACKED SERIES 2007-1
                                    TRUST

                                    By:  U.S. Bank National Association
                                    not in its individual capacity but solely as
                                    Trustee,



                                    By:
                                        ------------------------------------
                                        Authorized Signatory

Dated:  January 31, 2007

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1, described in the Trust Agreement referred to herein.

U.S. Bank National Association
not in its individual capacity but solely as Trustee,


By:
   ---------------------------------
     Authorized Signatory


                                    A-1-4

                           (REVERSE OF CERTIFICATE)

The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Class A-1 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not a notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

The Certificates are issuable in fully registered form only in denominations of $100,000.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank National Association.

No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the payment in full at maturity or sale by the Trust after a payment default on or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders and Class A-2 Certificateholders; (ii) the exercise of all outstanding Call


                                    A-1-5

Warrants by the Warrant Holders; (iii) the Final Scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.


                                    A-1-6

                                  ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ______________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

                                                                *

                                                     Signature Guaranteed:

                                                                *

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-1-7

                                  EXHIBIT A-2
                      FORM OF TRUST CERTIFICATE CLASS A-2

                             CLASS A-2 CERTIFICATE

NUMBER 1                                                         CUSIP NO. [__]

                      SEE REVERSE FOR CERTAIN DEFINITIONS

            THIS CLASS A-2 CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CLASS A-2 CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

            EACH PURCHASER OF THIS CLASS A-2 CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A-2 CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

            THE NOTIONAL AMOUNT OF THIS CLASS A-2 CERTIFICATE IS AS SET FORTH HEREIN. ACCORDINGLY, THE NOTIONAL AMOUNT OF THIS CLASS A-2 CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE OR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

            THE CERTIFICATEHOLDER, BY ITS ACCEPTANCE OF THIS CERTIFICATE, COVENANTS AND AGREES TO TENDER ANY AND ALL


                                    A-2-1

CERTIFICATES SELECTED FOR REDEMPTION TO THE TRUSTEE UPON THE WARRANT HOLDER'S EXERCISE OF CALL WARRANTS AND PAYMENT OF THE CALL PRICE FOR THE RELATED UNDERLYING SECURITIES IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF THE WARRANT AGENT AGREEMENT.


                                    A-2-2

                               SELECT ASSET INC.

                 CORPORATE BACKED CALLABLE TRUST CERTIFICATES,

                  J.C. PENNEY DEBENTURE-BACKED SERIES 2007-1

                          $55,000,000 NOTIONAL AMOUNT


0.625% INTEREST RATE

evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $55,000,000 aggregate principal amount of 7 5/8% Debentures due 2097, issued by J.C. Penney Corporation, Inc. and all payments received thereon (the "Trust Property"), deposited in trust by Select Asset Inc. (the "Depositor").

            THIS CERTIFIES THAT CEDE & CO. is the registered owner of Class A-2 Certificates issued by the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1 Trust (the "Trust"), having an aggregate Notional Amount of $55,000,000, representing a nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Trust, formed by the Depositor.

            The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of November 9, 2006 (the "Standard Terms"), between the Depositor and U.S. Bank National Association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1 Trust, dated as of January 31, 2007 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

            This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1, Class A-2" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement, and (ii) all payments on or collections in respect of the Underlying Securities accrued on or after January 31, 2007, together with any and all income, proceeds and payments with respect thereto; provided, however, that any income from the investment of Trust funds in certain permitted investments ("Eligible Investments") does not constitute Trust Property.

            Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement


                                    A-2-3
shall have terminated in accordance therewith, distributions of interest will be made on this Certificate on each Distribution Date.

            Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date.

            The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day.

            Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, until the date which is one year and one day after the termination of the Trust, institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

            Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                    A-2-4

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

                                    CORPORATE BACKED CALLABLE TRUST
                                    CERTIFICATES, J.C. PENNEY
                                    DEBENTURE-BACKED SERIES 2007-1
                                    TRUST

                                    By:  U.S. Bank National Association
                                    not in its individual capacity but solely as
                                    Trustee,



                                    By:
                                        ------------------------------------
                                        Authorized Signatory

Dated:  January 31, 2007

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1, described in the Trust Agreement referred to herein.

U.S. Bank National Association
not in its individual capacity but solely as Trustee,

By:
   ---------------------------------
     Authorized Signatory


                                    A-2-5

                           (REVERSE OF CERTIFICATE)

            The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the holders of Class A-2 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            The Certificates are issuable in fully registered form only in denominations of $100,000 and in integral multiples of $1 in excess thereof, provided, however, that the Certificates will only be transferable in an aggregate Notional Amount equal to or greater than $100,000.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same Notional Amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank National Association.

            No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

            It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.


                                    A-2-6

            The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the payment in full at maturity or sale by the Trust after a payment default on or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders and Class A-2 Certificateholders; (ii) the exercise of all outstanding Call Warrants by the Warrant Holders; (iii) the Final Scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

            An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.


                                    A-2-7

                                  ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ____________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

                                                                   *

                                                        Signature Guaranteed:

                                                                   *

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-2-8

                                   EXHIBIT B
                        FORM OF WARRANT AGENT AGREEMENT










                                    B-A-1

                                   EXHIBIT C

                           FORM OF INVESTMENT LETTER

             QUALIFIED INSTITUTIONAL BUYER AND ACCREDITED INVESTOR

                                                 Dated:

U.S. Bank National Association,
     as Trustee
     100 Wall Street
     New York, New York 10005

Lehman Brothers Inc.,
     as Initial Purchaser
     745 Seventh Avenue
     New York, New York 10019

Select Asset Inc.,
     as Depositor
     745 Seventh Avenue
     New York, New York 10019

Ladies and Gentlemen:

            In connection with our proposed purchase of $______________ aggregate Notional Amount of Class A-2 Certificates (the "Class A-2 Certificates") representing an interest in the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1 Trust (the "Trust"), the undersigned, by executing this letter (the "Purchaser") confirms that:

      1. The Purchaser understands that substantial risks are involved in an investment in the Class A-2 Certificates. The Purchaser represents that, in making its investment decision to acquire the Class A-2 Certificates, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person or entity, including the Initial Purchaser, the Depositor or the Trustee or any of their affiliates, except as expressly contained in written information, if any. The Purchaser is purchasing the Class A-2 Certificates for investment purposes and not with a view to, or for, the offer or sale in connection with a public distribution or in any other manner that would violate the Securities Act or the securities or blue sky laws of any state of the United States. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing any of the Class A-2 Certificates. The Purchaser is aware that it may be required to bear the substantial economic risk of an investment in the Class A-2 Certificates for an indefinite period of time and such Purchaser is able to bear such risk for an indefinite period. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Class A-2 Certificates.

      2. The Purchaser is not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Depositor and is either:

            (i) (A) a "Qualified Institutional Buyer" (a "QIB"), within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act" and "Rule 144A") and has delivered to you the certification contained herein as to the fact that it is a QIB and (B) acquiring the Class A-2 Certificates for its own account, for the account of an Accredited Investor (as defined in Rule 501(a) under the Securities Act), or for the account of a QIB as to each of which the Purchaser exercises sole investment discretion. The Purchaser is aware that the Class A-2 Certificates are being sold to it in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A; or

            (ii) an Accredited Investor and, if the Class A-2 Certificates are to be purchased for one or more accounts ("investor accounts") for which it is acting as fiduciary or agent, each such investor account is an Accredited Investor on a like basis or a QIB; in the normal course of its business, such Purchaser invests in or purchases securities similar to the Class A-2 Certificates.

      3. The Purchaser acknowledges that neither the Depositor nor the Initial Purchaser, or any person representing the Depositor or the Initial Purchaser, has made any representation to such purchaser with respect to the Trust, the Underlying Securities or the offering or sale of any Class A-2 Certificates.

      4. The Purchaser understands that the Class A-2 Certificates are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Class A-2 Certificates have not been and will not be registered under the Securities Act or under the securities or blue sky laws of any state, and that (i) if in the future it decides to offer, resell, pledge or otherwise transfer the Class A-2 Certificates, such Class A-2 Certificates shall only be offered, resold, assigned or otherwise transferred (A) to the Trust, (B) pursuant to an effective registration statement under the Securities Act, (C) to a QIB, in accordance with Rule 144A or
            (D) to any person or entity (including an Accredited Investor within the meaning of Rule 501(a) under the Securities Act) pursuant to another available exemption from registration provided under the Securities Act, and, in each of cases (A) through (D), in accordance with any applicable securities laws of any state of the United States and other jurisdictions and (ii) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Class A-2 Certificates from it of the resale restrictions referred to in clause (i) above. Upon the transfer of Class A-2 Certificates held in the form of global certificates to an Accredited Investor, the transferor's interest in such global certificates shall be exchanged for a Class A-2 Certificate in definitive form. Thereafter, upon transfer of a definitive Class A-2 Certificate to a QIB, such Class A-2 Certificate may be exchanged for a beneficial interest in a global certificate.

      5. The Purchaser understands that each Class A-2 Certificate will, unless otherwise agreed to by the Depositor and the Trustee, bear a legend substantially to the following effect:

                  "THIS CLASS A-2 CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. THE CLASS A-2 CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

                  EACH PURCHASER OF THIS CLASS A-2 CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A-2 CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

      6. The Purchaser understands that no subsequent transfer of the Class A-2 Certificates is permitted unless (A) such transfer is of a Class A-2 Certificate with a denomination of at least $100,000 and
            (B) it causes its proposed transferee to provide to the Trustee and the Initial Purchaser a letter substantially in the form of Exhibit C to the Series Supplement and otherwise satisfactory to the Trustee and Initial Purchaser, as applicable, or such other written statement as the Depositor shall prescribe.

      7. The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Class A-2 Certificates, it will not transfer or exchange any of the Class A-2 Certificates unless such transfer or exchange is in accordance with Section 5.04 of the Trust Agreement. The Purchaser understands that any purported transfer of the Class A-2 Certificates (or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Certificateholder, as the case may be, for any purpose.

      8. The purchaser (i) acknowledges that the Depositor, the Initial Purchaser, the Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that the Depositor, the Initial Purchaser and the Trustee are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and (ii) agrees that, if any of the acknowledgments, representations, warranties and agreements made or deemed to have been made by such purchaser's purchase of the Class A-2 Certificates are no longer accurate, such purchaser shall promptly notify the Depositor and the Initial Purchaser. If the purchaser is acquiring any Class A-2 Certificates as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account and that each such investor account is eligible to purchase the Class A-2 Certificates.

            You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                Very truly yours,



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title: